Commitments and Contingencies	12 Months Ended
Aug. 31, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

25. COMMITMENTS AND CONTINGENCIES

Litigation and contingencies

From time to time, the Group may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm business. Management is currently not aware of any such legal proceedings or claims that could have, individually or in the aggregate, a material adverse effect on the Group’s business, financial condition, or operating results.

Save as disclosed in Note 10 and Note 12, the Group had no other material commitments, contingent liabilities, or guarantees as of August 31, 2025 and 2024 and for the years ended August 31, 2025, 2024 and 2023 respectively.